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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.1a-12


                              CYGNE DESIGNS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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
                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018
                                 (212) 997-7767

                                                                November 2, 2002

Dear Fellow Stockholder:

     You are cordially invited to attend Cygne's annual meeting of stockholders to be held at 10:00 a.m. (local time), on December 3, 2002 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York.

     This year, you are being asked to elect two directors to Cygne's Board of Directors. In addition, I will be pleased to report on the affairs of Cygne, and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for you cooperation.


                                                Very truly yours,


                                                Bernard M. Manuel
                                                Chief Executive Officer

                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018
                                 (212) 997-7767

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

                                                              New York, New York
                                                                November 1, 2002

     The annual meeting of stockholders of Cygne Designs, Inc. will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York on December 3, 2002 at 10:00 a.m. (local time) for the following purposes:

     (1) To elect two directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified to serve.

     (2) To transact such other business as may properly come before the annual meeting

     Only stockholders of record at the close of business on October 24, 2002 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 1410 Broadway, New York, New York.

     Whether or not you expect to attend the annual meeting, your proxy vote is important. Stockholders who are unable to attend the meeting in person are requested to sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                         By Order of the Board of Directors


                                         Roy E. Green
                                         Secretary

                               CYGNE DESIGNS, INC.
                                  1410 BROADWAY
                               NEW YORK, NY 10018
                                 (212) 997-7767

                          -----------------------------

                                 PROXY STATEMENT

                          ----------------------------


     The annual meeting of stockholders of Cygne Designs, Inc. will be held on December 3, 2002 at 10:00 a.m. (local time) at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York. Copies of this proxy statement, the attached notice of annual meeting of stockholders, and the enclosed proxy card are being mailed to stockholders on or about November 1, 2002.


                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At our annual meeting, stockholders will elect directors. In addition, our management will report on the performance of Cygne during the fiscal year ended February 2, 2002 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, October 24, 2002, are entitled to receive notice of and to vote at the annual meeting.

WHAT ARE THE VOTING RIGHTS OF CYGNE STOCKHOLDERS?

     Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon the meeting or any postponement or adjournments of the meeting.

WHAT CONSTITUTES A QUORUM?

     In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either the proxy or in person. As of the record date, 12,438,038 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. "Broker non-votes" are shares held by brokers or nominees that are present in person or represented by proxy, but that are not voted on a particular matter because instructions have not been received from the beneficial owner.

HOW DO PROXIES WORK?

     The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some or none of our director candidates.

HOW DO I VOTE?

     You may vote in person at the meeting or by proxy by completing and mailing the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of Cygne either a notice of revocation or a duly executed proxy bearing a later date. The power of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not be itself revoke a previously granted proxy.

WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

     The board of directors recommends a vote for election of the nominated directors.

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO ELECT THE NOMINATED DIRECTOR?

     The affirmative vote of plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

WHO IS SOLICITING THESE PROXIES?

     The board of directors of Cygne is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the cost incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews, and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

     STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOU COOPERATION IN MAILING YOUR PROXY PROMPTLY NO MATTER HOW LONG OR HOW SMALL YOUR HOLDING MAY BE.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of October 24, 2002 regarding the beneficial ownership of our common stock by (i) each person shown by us to own beneficially more than five percent of our outstanding common stock; (ii) each director and nominee for election as a director Cygne; (iii) each executive officer named in the Summary compensation Table (see "Executive Compensation"); and (iv) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                                          AMOUNT AND NATURE
                                                                            OF BENEFICIAL            PERCENTAGE OF
                                                                         OWNERSHIP OF CYGNE             CYGNE
NAME AND ADDRESS                                                          COMMON STOCK (1)           COMMON STOCK
----------------                                                          ----------------           ------------
James G. Groninger (2).................................                          23,500                     *

Bernard M. Manuel (3).................................                        5,001,975                 40.0%

Roy E. Green (4)..........................................                       80,000                     *

Directors and executive officers as a group (3 persons) (5).......            5,105,475                 40.0%

-------------------------
*    Less than one percent

(1) A person has beneficial ownership over shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares.

(2) Includes 23,500 shares issuable pursuant to options, which are exercisable within 60 days of October 24, 2002. Does not include 4,500 shares, which are the subject of options, which are not exercisable within 60 days of October 24, 2002.

(3) Includes 55,000 shares issuable pursuant to options. Mr. Manuel's address is c/o Cygne, 1410 Broadway, New York, New York 10018.

(4)  Consists of shares issuable pursuant to options.

(5) Includes 158,500 shares issuable pursuant to options, which are exercisable within 60 days of October 24, 2002. See Notes 2, 3, and 4.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

     The board of directors currently has two members, both of whom are nominees for re-election. The board of directors proposes that the nominees below be elected for a term of one year or until their successors are duly elected and qualified. Should one or more of these nominees be unable to serve as a director, the individuals named as proxies on the enclosed card will vote the shares that they represent for such other persons as the board of directors may recommend.

     The nominees standing for election are:

                                          YEAR FIRST
NOMINEE                       AGE       BECAME DIRECTOR    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------                       ---       ---------------    -----------------------------------------------
James G. Groninger .......    58             1993          President of the BaySouth Company since January 1995

Bernard M. Manuel ........    55             1988          Chief executive officer of Cygne since October 1988 and
                                                           chairman of the board since December 1989
-----------------------

     Mr. Groninger is a director and chief executive officer of LBS Technology, Inc, and director of Layton BioScience, Inc. and NPS Pharmaceuticals.

BOARD COMMITTEES

     In September 1993 we established an audit committee and a compensation committee. Mr. Groninger is the sole member of the compensation committee and the audit committee. The audit committee reviews our annual audit and meets with our independent accountants to review our internal controls and financial management practices. The compensation committee reviews compensation practices, recommends compensation for our executives and key employees, and functions as the committee under our 1993 Stock Option Plan. The compensation committee met once and the audit committee met twice during the year ended February 2, 2002.

BOARD MEETINGS

     During fiscal year ended February 2, 2002, our board of directors held four meetings. Each director attended all of meetings of the board of directors held when he was a director and of all committees of the board of directors on which he served.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning all cash and non-cash compensation awarded to, earned by, or paid to our chief executive officer and our only other executive officer at February 2, 2002.

                                                                  ANNUAL COMPENSATION
                                                                 ----------------------              ALL OTHER
                                                                 YEAR            SALARY           COMPENSATION (1)
                                                                 ----            ------           ----------------
Bernard M. Manuel.........................................       2001           $400,000            $928 (2)
     Chairman of the Board                                       2000            400,000             928 (2)
     And Chief Executive Officer..........................       1999            400,000             941 (2)

Roy E. Green................................................     2001           $245,000          $2,583 (3)
      Senior Vice President-Chief Financial                      2000            245,000           3,141 (3)
      Officer, Treasurer, and Secretary                          1999            245,000           3,685 (3)

---------------------------

1) Consists of certain insurance premiums on term life insurance paid by Cygne for the benefits of the named individuals.

2) Includes $818, $818, and $822 for years 2001, 2000 and 1999 respectively, representing Cygne's matching contribution pursuant to its 401(K) defined contribution plan.

3)   Includes $1,693, $2,251 and $2,251 for years 2001, 2000 and 1999, respectively, representing Cygne's matching contribution pursuant to its 401(K) defined contribution plan.

     During the fiscal year ended February 2, 2002, no options were granted to the executive officers named in the Summary Compensation Table.

     The following table sets forth at February 2, 2002 the number of options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table.

                                                AGGREGATED OPTION EXERCISES
                                   IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                                          NUMBER OF UNEXERCISED OPTIONS          VALUE OF UNEXERCISED,
                                                                      HELD                      IN-THE-MONEY OPTIONS AT
                             SHARES                            FISCAL YEAR END (#)                FISCAL YEAR END (1)
                           ACQUIRED ON       VALUE        ------------------------------     -----------------------------
                           EXERCISE (#)     REALIZED      EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                           ------------     --------      -----------      -------------     -----------     -------------
Bernard M. Manuel .........   --               --           55,000               --               $0               $0
Roy E. Green ..............   --               --           80,000               --               $0               $0
--------------------

(1) Base on the closing stock price of our Common Stock on February 2, 2002 of $0.09.

EMPLOYMENT AGREEMENTS

     We currently have employment agreements with Bernard M. Manuel, our chairman and chief executive officer, and Roy E. Green, our senior vice president-chief financial officer, treasurer, and secretary. These employment agreements, which currently expire on April 30, 2003, provide for their automatic renewal for successive one-year terms unless either party notifies the other to the contrary at least 90 days prior to their expiration. The employment agreements require each employee to devote substantially all of his time and attention to our business as necessary to fulfill his duties. Under these employment agreements, Messrs. Manuel and Green are currently entitled to an annual salary at a rate of $630,257 and $291,971, respectively, subject to annual cost of living increases, although Mr. Manuel has accepted a reduction in salary to $400,000 and Mr. Green has accepted a salary reduction to $245,000. The employment agreements also provide for the payment of bonuses in such amounts as may be determined by the board. Under the employment agreements, the employee may terminate his employment upon 30 days' notice. The employment agreements provide that in the event the employee's employment is terminated by us at any time for any reason other than justifiable cause, disability, or death, or we fail to renew the agreement at any time within two years following a "Change in Control of the Company," we must pay the employee his base salary, and permit participation in benefit programs for two years in the case of Mr. Manuel and one year in the case of Mr. Green. In the event we elect not to renew the agreement (other than within two years following a "Change in Control of the Company,") we will (a) in the case of Mr. Manuel, pay him a severance payment equal to one year's annual salary, and (b) in the case of Mr. Green, pay him a severance payment equal to six months' salary. Each agreement contains confidentiality provisions, whereby each executive agrees not to disclose any confidential information regarding us, as well as non-competition covenants.
The non-competition covenants survive the termination of an employee's employment for two years in the case of Mr. Manuel and one year in the case of Mr. Green.

     For purposes of the employment agreements, a "Change in Control of the Company" shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of Cygne in which Cygne is not the continuing or surviving corporation or pursuant to which shares of common stock would be converted into cash, securities, or other property, other than a merger of Cygne in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets, or (ii) our stockholders shall approve any plan or proposal for liquidation or dissolution of Cygne, or (iii) any person (as such term is used in Sections 13(d) and 14 (d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of Rule 13(d)(3) under the Exchange Act) of 40% or more of our outstanding common stock other than pursuant to a plan or arrangement entered into by such person and us, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board of directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two third of the directors still in office who were directors at the beginning of the period.

     The employment agreements also provide that if, in connection with a change of ownership or control of Cygne or a change in ownership of a substantial portion of our assets (all within the meaning of Section 280G (b)(2) if the Internal Revenue Code of 1986, as amended (the "Code")), an excise tax is payable by the employee under Section 4999 of the Code, then we will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provision of Section 4999 on the Code had not been applicable.

COMPENSATION OF DIRECTORS

     Each non-employee director receives $3,500 for each board of directors meeting attended, and $1,500 for each meeting of any committee of the board directors attended. In addition, directors who are not employees are compensated through stock options.

     We adopted a Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), pursuant to which options to acquire a maximum aggregate of 100,000 shares of common stock may be granted to non-employee directors. Options granted under the Directors' Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors' Plan provides for the automatic grant to each of our non-employee directors of (1) an option to purchase 10,000 shares of common stock on the date of such director's initial election or appointment to the board of directors, and (2) an option to purchase 2,000 shares of common stock on each annual anniversary of such election or appointment, provided that such individual is on such anniversary date a non-employee director. The options have an exercise price of 100% of the fair market value of our common stock on the date of grant, have a ten-year term, and become exercisable in four equal annual installments commencing on the first anniversary of the grant thereof, subject to acceleration in the event of a change of control as define in the Directors' Plan). The options may be exercised by payment in cash, check, or shares of common stock. On April 15, 1993 Mr. Groninger was elected as a director of Cygne and was granted an option to purchase 10,000 shares of common stock at a purchase price of $4.00 per share, the fair market value of the common stock on the date of grant.

     On each of April 15, 1994, April 15, 1995, April 15, 1996, April 15, 1997,
April 15, 1998, April 15, 1999, April 15, 2000, April 15, 2001 and April 15,
2002 the anniversary dates of his initial election to the board of directors, Mr. Groninger was granted options to purchase 2,000 shares of common stock at a purchase price of $23.50, $11.75, $1.75, $0.687, $0.281, $0.156, $0.234, $0.14
and $0.08 per share, respectively, the fair market values of our common stock on the dates of grant.

On November 15, 1999, with an effective date of October 31, 1999, we sold our Israeli based Knit business to Jordache Limited. As a result of this disposition, a change in control under the Directors' Plan was deemed to have occurred, and all options granted after September 20, 1996 and before November 15, 1999 became vested.


                          COMPENSATION COMMITTEE REPORT

     The compensation committee of our board of directors advises our chief executive officer and our board of directors on compensation matters and reviews and recommends the appropriate compensation of executives and key personnel. The compensation committee is also responsible for administering Cygne's stock option plan. The compensation committee is comprised of one director.

COMPENSATION PHILOSOPHY AND PRACTICES

     Cygne is a private label manufacturer of women's apparel. The central goal of the compensation committee is to ensure that Cygne's remuneration policy is such that Cygne is able to attract, retain, and reward capable employees who can contribute both short-and longer-term to the success of Cygne. Equity participation and a strong alignment to stockholders' interest are key elements of Cygne's compensation philosophy. Cygne's executive compensation program consists of three parts: base salary, annual bonus, and stock options.

Base salary represents the fixed component of the executive compensation program. Historically, we periodically increased base salary in accordance with an individual's contributions to Cygne's overall performance, relative marketplace competitiveness levels, length of service, and the industry's annual competitive pay practice movement. However, given Cygne's financial condition, Cygne's executive officers have agreed not to accept cost of living increases to their annual salary as provided in their employment agreements and to accept a reduced salary of $400,000 in the case of Mr. Manuel and $245,000 in the case of Mr. Green.

     No bonuses were awarded to executive officers for the year ended February 2, 2002 and no options were granted to executive officers during the fiscal year ended February 2, 2002.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest-paid executive officers, excluding performance-based compensation. It is possible that at least some of the cash and equity-based compensation paid or payable to our executive officers will not qualify for this performance-based compensation exclusion. The compensation committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

2001 COMPENSATION TO CHIEF EXECUTIVE OFFICER

     The base salary for Mr. Manuel during 2001 was $630,257, which has been unchanged since June 1994, except for contractually provided cost of living adjustments. The compensation committee determined during 2001 that, in light of Cygne's financial condition, it was not appropriate to increase Mr. Manuel's salary. In addition, in June 1995, Mr. Manuel accepted a reduction in salary to $400,000 that remains in effect. During the fiscal year ended February 2, 2002, Mr. Manuel was not granted a bonus or any stock options.

                                         Respectfully submitted,
                                         James G. Groninger


                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of one of the Company's directors who is independent under the listing standard of the Nasdaq National Market. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process in year 2001, the Audit
Committee:

(1)  Reviewed and discussed the audited financial statements with management;

(2) Discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3) Reviewed the written disclosure and letter from independent auditors required by the Independent Standard Boards Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10K for the fiscal year ended February 2, 2002 as filed with the Securities and Exchange Commission.

                                         Respectfully submitted,
                                         James G. Groninger

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended February 2, 2002, all required filings were made on a timely basis.

PERFORMANCE GRAPH

     The graph compares our performance from February 2, 1997, the first day of our 1997 fiscal year, to February 2, 2002, the last business day of our fiscal year, against the cumulative total return of the S&P 500 stock index and the Russell 2000 Index. The graph assumes (a) $100 was invested in February 2, 1997 in each of our common stock, the stocks comprising the S&P 500 stock index and the stocks comprising the Russell 2000 Index and (b) the reinvestment of dividends.

           COMPARE CUMULATIVE TOTAL RETURN AMONG CYGNE DESIGNS, INC.,
                 S&P 500 STOCK INDEX, AND THE RUSSELL 2000 INDEX


                 [GRAPHICAL REPRESENTATION OF PERFORMANCE GRAPH]

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young, LLP have been our independent auditors during the 2001 fiscal year. Fees amounting to $104,621 billed to the company by Ernst & Young, LLP were for audit services rendered.

     The audit committee of the Board of Directors, in reliance on management, and the independent auditors, determined that the provision of these services is compatible with maintaining the independence of Ernst & Young, LLP.


           STOCKHOLDER PROPOSALS FOR 2003 ANNUAL STOCKHOLDERS' MEETING

     We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2003 annual meeting of stockholders no later than July 5, 2003 at Cygne Designs, Inc., Attn: Secretary, at 1410 Broadway, New York, New York 10018. If we are not notified of a stockholder proposal by September 18, 2003, then the proxies held by our management provide them with discretionary authority to vote against the stockholder proposal, even though the proposal is not discussed in the proxy statement.


                                  OTHER MATTERS

     We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

                                         By Order of the Board of Directors
                                         Roy E. Green
                                         Secretary

New York, New York
November 1, 2002

     IF YOU WOULD LIKE TO RECEIVE A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K, YOU SHOULD REQUEST ONE IN WRITING FROM: CYGNE DESIGNS, INC., 1410 BROADWAY, NEW YORK, NEW YORK 10018, ATTENTION: ROY E. GREEN.


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